EXHIBIT "A"

                                LOCK-UP AGREEMENT

      THIS AGREEMENT (this "Agreement") is dated as of January 25, 2006 by and among Laser Energetics, Inc., an Oklahoma corporation (the "Company"), and the undersigned stockholder of the Company (the "Stockholder").

      WHEREAS, to induce the Company to enter into the Subscription Agreement dated as of the date hereof (the "Subscription Agreement") between the Company and the Stockholder, the Stockholder has agreed not to sell any shares of the Company's class A common stock, $.001 par value per share (the "Common Stock"), that such Stockholder presently owns or may acquire after the date hereof, except in accordance with the terms and conditions set forth herein. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Subscription Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto intending to be legally bound agree as follows:

      1. Restriction on Transfer. The Stockholder hereby agrees with the Company that during the Restricted Period (as defined below) the Stockholder shall not
(x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder or otherwise transfer or dispose of (collectively, "Transfer"), directly or indirectly, any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for any shares of Common Stock or other capital stock of the Company (collectively, the "Securities") or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Securities of the Company, or publicly announce an intention to effect any such transaction (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other Securities, in cash or otherwise), without the prior written consent of the Company.

      2. Restricted Period. The period (the "Restricted Period") during which the restrictions of Section 1 apply shall be one year, commencing on the date a registration statement covering the re-sale of the Shares is declared effective by the Securities and Exchange Commission (the "Effective Date"); provided, however, that notwithstanding anything to the contrary in Section 1, nothing in this Agreement shall prohibit the Stockholder from Transferring, during the Restricted Period, up to twenty percent (20%) of the Securities held by the Stockholder as of the Effective Date.


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      3. Ownership. During the Restricted Period, the Stockholder shall retain all rights of ownership in the Securities, including, without limitation, voting rights and the right to receive any dividends, if any, that may be declared in respect thereof.

      4. Stop-Transfer and Legends. The Company is hereby authorized to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement and/or the Subscription Agreement. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

      5. Amendment. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

      6. Entire Agreement. This Agreement contain the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted.

      8. Authority; Further Assurances. The Stockholder hereby represents and warrants to the Company that the Stockholder has full power and authority to enter into the agreements set forth herein, and that, upon request, the Stockholder will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligations of the Stockholder shall be binding upon the heirs, personal representatives, successors, and assigns of the Stockholder.

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above herein.

      Signature of Stockholder


      /s/ Victor D. Cohen
      --------------------------------------------

      Print name: Victor D. Cohen
                  --------------------------------

      Material omitted pursuant to confidentiality request.
      --------------------------------------------
      Social Security or Tax Identification Number


      Accepted and agreed to:

      LASER ENERGETICS, INC.

      By: /s/ Robert D. Battis
          ------------------------------
          Robert D. Battis
          President/CEO


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